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                                   FORM 8-K



                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported) October 17, 1996



                          DIGITAL VIDEO SYSTEMS, INC.
            (Exact name of registrant as specified in its charter)

                                   Delaware
                (State or other jurisdiction of incorporation)



         0-28472                                  77-0333728
(Commission File Number)                (I.R.S. Employer Identification No.)


2710 Walsh Avenue
Santa Clara, California  95051                                         95051
(Address of principal executive offices)                             (Zip Code)



                                (408) 748-2100
              Registrant's telephone number, including area code


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Item 2.   Acquisition or Disposition of Assets
          ------------------------------------

     On October 17, 1996, Digital Video Systems, Inc., a Delaware corporation (the "Registrant") completed the acquisition (the "Acquisition") of ViComp Technology, Inc., a Delaware corporation ("ViComp").

     ViComp was founded in August 1995 and is engaged in the design and development of integrated circuits (or "chips") to decode MPEG-I signals. The Registrant anticipates that the MPEG-I chip under development by ViComp (the "ViComp MPEG-I chip"), which the Registrant plans to incorporate into its Video CD products and which the Registrant may market to other manufacturers of Video CD products, will be available for production in commercial quantities by the second half of calendar year 1997. However, there can be no assurance that the design and development of the ViComp MPEG-I chip will be successfully completed within the foregoing time schedule (which could be delayed due to unexpected design problems, loss of key ViComp personnel or other factors), or at all. Further, if the costs to commercially produce the ViComp MPEG-I chip in commercial quantities is higher than currently anticipated, such product may be noncompetitive based on the selling prices of other functionally equivalent chips that may then be available. In addition, the Registrant intends to use ViComp's integrated circuit design and development capabilities to create other chips, such as an MPEG-II decoder chip for use in products currently under consideration by the Registrant.

     The Acquisition was effected pursuant to an Agreement and Plan of Merger dated as of October 17, 1996 (the "Merger Agreement"), by and among the Registrant, Digital Video Acquisition Co., a Delaware corporation and wholly owned subsidiary of the Registrant ("Digital Sub"), ViComp and the shareholders of ViComp (the "ViComp Shareholders"), with Registrant acquiring all of the outstanding capital stock of ViComp in exchange for shares of the Registrant's common stock ("Registrant Common Stock") in a transaction intended to qualify as a reorganization within the meaning of Section 368(a)(1)(A) of the Internal Revenue Code of 1986, as amended (the "Acquisition"). Pursuant to the terms of the Merger Agreement, the Registrant issued to the ViComp Shareholders (i) 209,733 shares of Registrant Common Stock in exchange for 2,235,000 shares of common stock of ViComp and (ii) 281,520 shares of Registrant Common Stock in exchange for 3,000,000 shares of ViComp Series A Preferred Stock.

     ViComp owns no material plant, personal property or real property. The assets of ViComp acquired through the Acquisition consisted of approximately $218,000 of computer hardware and software. The Registrant intends to continue to use these ViComp assets in connection with the development of the ViComp MPEG-I chip.

     Dr. Edmund Y. Sun ("Dr. Sun"), the Registrant's Chairman of the Board and Chief Executive Officer, was a co-founder of ViComp and owned 57.3% of the outstanding capital stock of ViComp (for which he had paid a total of $1,000,000) at the time of the Acquisition. Immediately prior to the consummation of the Acquisition, Dr. Sun beneficially owned 7,540,898 shares of the Registrant's Common Stock (approximately 44.3% of the Registrant's outstanding Common Stock). Dr. Sun received 281,520 shares of Registrant Common Stock in connection with the Acquisition and beneficially owned upon consummation of the Acquisition 7,822,418 shares of Registrant's Common Stock (approximately 44.4% of the Registrant's outstanding Common Stock).

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     The other ViComp Shareholders acquiring Registrant Common Stock held no shares of the Registrant's Common Stock immediately prior to the Acquisition and were issued a total of 209,733 such shares in connection with the Acquisition (with each such shareholder owning less than 1% of the Registrant's outstanding Common Stock).

     One-half of the 281,520 shares of Registrant Common Stock acquired by Dr. Sun pursuant to the Acquisition are subject to an escrow (the "Sun Performance Escrow") pursuant to an escrow agreement dated as of October 17, 1996 by and between Dr. Sun and the Registrant. All 140,760 shares of Registrant Common Stock subject to the Sun Performance Escrow will be forfeited and cancelled in the event the ViComp MPEG-I chip does not meet all of the following performance conditions (the "Performance Conditions"): (i) the ViComp MPEG-I chip is capable of being manufactured in commercial quantities by no later than July 1, 1997;
(ii) the Registrant's cost to purchase fully manufactured ViComp MPEG-I chips in commercial quantities from qualified third party manufacturers does not exceed $10 per chip; and (iii) the cost per ViComp MPEG-I chip is at least $3 per chip less than the Registrant's cost to purchase the lowest-price chips that are functionally substantially equivalent to the ViComp MPEG-I chip from other manufacturers at the time the ViComp MPEG-I chip is ready for commercial manufacture. All shares subject to the Sun Performance Escrow will be distributed to Dr. Sun immediately following a conclusive determination that the Performance Conditions have been met.

     The remaining 140,760 shares of Registrant Common Stock acquired by Dr. Sun pursuant to the Acquisition are subject to an escrow (the "Sun IPO Escrow," and together with the Sun Performance Escrow, the "Sun Escrows") pursuant to an escrow agreement by and among Dr. Sun, the Registrant and American Stock Transfer and Trust Company. The Sun IPO Escrow provides that: (i) 50% of the shares of Registrant Common Stock subject to the Sun IPO Escrow will be released to Dr. Sun in the event that 50% of the securities previously escrowed by certain of the Registrant's securityholders in connection with the Registrant's initial public offering (the "IPO Escrow") are released to such securityholders pursuant to the terms of the IPO Escrow; and (ii) the remaining 50% of the shares of Registrant Common Stock subject to the Sun IPO Escrow will be released to Dr. Sun in the event that the remaining 50% of the securities escrowed pursuant to the IPO Escrow are released to the securityholders pursuant to the terms of the IPO Escrow.

     If the conditions described in clauses (i) and (ii) above are not met in accordance with the terms and conditions of the Sun IPO Escrow, all shares of Registrant Common Stock subject to the respective conditions of the Sun IPO Escrow will be forfeited and cancelled.

     In addition to the shares of Registrant Common Stock subject to the Sun Escrows, 10% of the 209,733 shares of Registrant Common Stock acquired by the ViComp Shareholders other than Dr. Sun are subject to an escrow (the "Shareholder Escrow") pursuant to an escrow agreement dated as of October 17, 1996 by and between such ViComp Shareholders, the Registrant and American Stock Transfer & Trust Company (the "Shareholder Escrow Agreement"). Shares subject to the Shareholder Escrow Agreement are subject to forfeiture and cancellation in the event of a breach of certain representations or warranties made to the Registrant by the ViComp Shareholders (other than Dr. Sun) in the Merger Agreement.

     The shares of Registrant Common Stock were issued to the ViComp Shareholders in a private transaction in reliance upon Section 4(2) of the Securities Act of 1933, as amended. All of the shares of Registrant Common Stock acquired by the ViComp Shareholders (including Dr. Sun) in the Acquisition

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are subject to a Registration Rights Agreement, which provides the ViComp
Shareholders with certain demand and piggyback registration rights with respect to those shares. In connection with the Acquisition,the three ViComp Shareholders who were employed by ViComp before and continue to be employed by ViComp after the Acquisition were granted options to purchase a total of 189,557 shares of the Registrant's Common Stock for a ten-year period at a price of $8.375 per share under the Registrant's 1996 Stock Option plan, which plan is subject to approval by the shareholders of the Registrant. These options will vest over a five-year period commencing one year from the date of grant.

     The amount of consideration paid by the Registrant to acquire ViComp was based on the Registrant's evaluation of the value of the technology being developed by ViComp and the design and development capabilities of ViComp's personnel, and the Registrant was advised by an independent investment banking firm that the Acquisition is fair from a financial point of view to the Company's shareholders (other than Dr. Sun).

Item 7.   Financial Statements and Exhibits
          ---------------------------------

     (a)  Financial statements of business acquired.  It is impracticable to
          -----------------------------------------
file audited financial statements for ViComp at this time. Audited financial statements will be filed as an Amendment to this Form 8-K as soon as they are available, but in any event not later than 75 days after the date of the Acquisition.

     (b)  Pro forma financial information.  It is impracticable to file pro
          -------------------------------
forma financial information in connection with the Acquisition at this time. Pro forma financial information will be filed as an Amendment to this Form 8-K as soon as it is available, but in any event not later than 75 days after the date of the Acquisition.

     (c)  Exhibits
          --------

     The exhibits listed below are filed as part of this Current Report.


Exhibit No.                      Description of Exhibit
-----------                      ----------------------
    2.1        Agreement and Plan of Merger dated as of October 17, 1996 by and among the Registrant, ViComp and the ViComp Shareholders.

    4.1        Escrow Agreement dated as of October 17, 1996 by and between Dr.
               Sun and the Registrant.

    4.2 Escrow Agreement dated as of October 17, 1996 by and among the Registrant, Dr. Sun and American Stock Transfer & Trust Company.

    4.3 Escrow Agreement dated as of October 17, 1996 by and among the Registrant, the shareholders named in the signature pages thereto and American Stock Transfer & Trust Company.

    4.4 Registration Rights Agreement dated as of October 17, 1996 by and between the Registrant and the ViComp Shareholders.

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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       DIGITAL VIDEO SYSTEMS, INC.



Date: October 31, 1996                 By: /s/ Arvin S. Erickson
                                           --------------------------
                                           Arvin S. Erickson
                                           Chief Financial Officer

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                                 EXHIBIT INDEX

     The exhibits listed below are filed as part of this Current Report.


Exhibit No.                     Description of Exhibit
-----------                     ----------------------
    2.1          Agreement and Plan of Merger dated as of October 17,
                 1996 by and among the Registrant, ViComp and the
                 ViComp Shareholders.

    4.1 Escrow Agreement dated as of October 17, 1996 by and between Dr. Sun and the Registrant.

    4.2 Escrow Agreement dated as of October 17, 1996 by and among the Registrant, Dr. Sun and American Stock Transfer
                 & Trust Company.

    4.3 Escrow Agreement dated as of October 17, 1996 by and among the Registrant, the ViComp Shareholders named in the signature pages thereto and American Stock Transfer &
                 Trust Company.

    4.4 Registration Rights Agreement dated as of October 17, 1996 by and between the Registrant and the ViComp Shareholders.

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